UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report	February 19, 2026
(Date of earliest event reported)
BANK OF HAWAII CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-6887	99-0148992
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Merchant Street	Honolulu	Hawaii	96813
(Address of principal executive offices)	(City)	(State)	(Zip Code)
(888) 643-3888
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BOH	New York Stock Exchange
Depository Shares, Each Representing 1/40th Interest in a Share of 4.375% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series A	BOH.PRA	New York Stock Exchange
Depository Shares, Each Representing 1/40th Interest in a Share of 8.000% Fixed Rate Non-Cumulative Perpetual Preferred Stock, Series B	BOH.PRB	New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02(e). Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 19, 2026, the Human Resources and Compensation Committee of the Board of Directors of the Company (the “Committee”) approved the following actions relative to salary and performance-based bonus awards for the Company’s designated 2025 Named Executive Officers (the “NEOs”):

Named Executive Officer	2025 EIP Award	2026 Base Salary
Peter S. Ho	$2,312,500	$925,000
Chairman of the Board and Chief Executive Officer
Bradley S. Satenberg	$425,000	$500,000
Vice Chair and Chief Financial Officer
Dean Y. Shigemura	$—	$500,000
Former Vice Chair and Chief Financial Officer
S. Bradley Shairson	$425,000	$500,000
Vice Chair and Chief Risk Officer
Marco A. Abbruzzese	$425,000	$475,000
Vice Chair and Senior Executive Director of Wealth Management
Patrick M. McGuirk	$400,000	$462,000
Vice Chair and Chief Administrative Officer
The Company follows a pay-for-performance philosophy. Our compensation plans are designed to focus NEOs on goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined results are achieved. The 2025 EIP Awards were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Company 2024 Stock and Incentive Plan (the “Plan”) and the Executive Incentive Plan (“EIP”).
On February 19, 2026, the Committee also awarded Restricted Stock Unit Grants (“RSUs”) to certain of the Company’s NEOs pursuant to the terms of the Plan. The RSUs awarded to the NEOs are shown in the table below:

Grantee	RSUs
Peter S. Ho	—
Bradley S. Satenberg	6,330
Dean Y. Shigemura	—
S. Bradley Shairson	7,596
Marco A. Abbruzzese	5,697
Patrick M. McGuirk	5,697
Item 9.01. Financial Statements and Exhibits.
(d)Exhibits

Exhibit No.

10.1
Bank of Hawaii Corporation 2024 Stock and Incentive Plan - Restricted Stock Unit Grant Agreement (Performance Based) (incorporated by reference to Exhibit 10.1 to Bank of Hawaii Corporation’s Current Report on Form 8-K filed on March 4, 2025).

10.2
Bank of Hawaii Corporation 2024 Stock and Incentive Plan - Restricted Stock Unit Grant Agreement (Service Based) (incorporated by reference to Exhibit 10.1 to Bank of Hawaii Corporation’s Current Report on Form 8-K filed on January 30, 2025).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 23, 2026	Bank of Hawaii Corporation

	By:	/s/ Patrick M. McGuirk
Patrick M. McGuirk
Vice Chair and Chief Administrative Officer